MERRILL LYNCH INVESTOR CHOICE ANNUITYSM (INVESTOR SERIES)

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Merrill Lynch Life Variable Annuity Separate Account A

Supplement dated February 5, 2021

to the

Prospectus dated May 1, 2014

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). You should read this Supplement in conjunction with the applicable Prospectus and retain it for future reference. Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. Any terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

Effective on the close of business on March 31, 2021 (the “Existing Business Suspension Date”), the following benefits will no longer be available for election by existing policy owners.

●	Additional Death Benefit

In order to elect any of the above benefits prior to the Existing Business Suspension Date, the applicable Rider Election form must be signed and received, in good order by March 31, 2021 or earlier.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.